Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PMV Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Winston Kung, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 3, 2021

PMV PHARMACEUTICALS, INC.

By:	/s/ Winston Kung
Name:	Winston Kung
Title:	Chief Operating Officer and
Chief Financial Officer
(Principal Financial Officer)